UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): November 23, 1999


                              KENETECH CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
         (State or Other Jurisdiction of Incorporation or Organization)


              33-53132                                94-3009803
       (Commission File Number)                    (I.R.S. Employer
                                                Identification Number)


    500 Sansome Street, Suite 410
      San Francisco, California                          94111
  (Address of Principal Executive Offices)            (Zip Code)


                                 (415) 398-3825
              (Registrant's Telephone Number, Including Area Code)




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Item 5.  Other Events.

     KENETECH Corporation announced today that its Board of Directors had authorized the buyback of up to 2,000,000 shares of its common stock. The program will continue until the Registrant acquires the 2,000,000 shares or until September 30, 2000.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized


                                      KENETECH Corporation
                                      (Registrant)


Date:   November 24, 1999              By: _________________________________
                                           Mark D. Lerdal
                                           President and Chief Executive Officer






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